Exhibit 99.1

Freddie Mac Class A Multifamily M Certificates Series M-042

Deposited Assets Agreed-Upon Procedures

Report To:

Federal Home Loan Mortgage Corporation

12 January 2018

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Federal Home Loan Mortgage Corporation

8200 Jones Branch Drive

McLean, Virginia 22102

Re:	Federal Home Loan Mortgage Corporation (the “Issuer”)

Freddie Mac Class A Multifamily M Certificates Series M-042 (the “Class A Certificates”)

Deposited Assets Agreed-Upon Procedures

We have performed the procedure enumerated in Attachment A, which was agreed to by the Issuer and Dominium TEBS Sponsor I, LLC (the “Sponsor,” together with the Issuer, the “Specified Parties”), solely to assist the Specified Parties in evaluating the accuracy of certain information with respect to certain Deposited Assets (as defined herein) relating to the Freddie Mac Class A Multifamily M Certificates Series M-042 securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedure is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedure described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedure performed and our associated findings are included in Attachment A.

For the purpose of the procedure described in this report, the Issuer provided us with:

a.	An electronic data file labeled “JMR_FM_Dominium TEBS - Appendix A to Offering Circular DMEAST_32881336(2....docx” and the related record layout and decode information (the “Data File”), that the Issuer indicated contains information as of 1 January 2018 (the “Cut-off Date”) relating to a pool of multifamily loans evidenced by notes issued by various state and local government entities to finance affordable multifamily housing mortgages (the “Deposited Assets”),
b.	Imaged copies of:
i.	The loan note (the “Loan Note”) and
ii.	The bond counsel opinion (the “Bond Counsel Opinion,” together with the Loan Note, the “Source Documents”)

for each Deposited Asset,

c.	The list of relevant characteristics (each, an “Asset Characteristic”) on the Data File, which is shown on Exhibit 1 to Attachment A, and
d.	Instructions, assumptions and methodologies, which are shown in Attachment A.

The procedure included in Attachment A was limited to comparing certain information that is further described in Attachment A. The Issuer is responsible for the Data File, Source Documents, Asset Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than the procedure included in Attachment A with respect to the preparation or verification of any of the information set forth on the Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us by the Issuer upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Deposited Assets, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Issuer that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not conducted for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination or issuance of the Deposited Assets conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Deposited Assets,
iii.	Whether the originators of the Deposited Assets complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Deposited Assets that would be material to the likelihood that the issuer of the Class A Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

12 January 2018

Attachment A

Procedure performed and our associated findings

1.	For each Deposited Asset, we compared the Asset Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located in the Source Documents. The Source Document that we were instructed by the Issuer to use for each Asset Characteristic is shown on Exhibit 1 to Attachment A. All such compared information was in agreement.

Exhibit 1 to Attachment A

Asset Characteristics

Asset Characteristic	Source Document	Note

Deposited Asset	Loan Note	*

Original Issuance Date	Bond Counsel Option

Principal Amount Deposited	Loan Note

Interest Rate	Loan Note

Stated Maturity Date	Loan Note

Interest Payment Dates	Loan Note

Note:

*	For identification purposes only.